UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 20, 2014, the Board of Directors amended Section 13.2.2 of the Organizational Regulations of ACE Limited to state that “Executive Management” as defined by Swiss corporate law shall consist of the company’s chief executive officer, chief financial officer, general counsel and such other members as the Board of Directors may appoint from time to time. The chief accounting officer and the chief investment officer were deleted from the list of officers that are automatically part of the “Executive Management” body of the company.

A copy of the Organizational Regulations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

3.1	Organizational Regulations of the company as amended

4.1	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: November 21, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1	Organizational Regulations of the company as amended

4.1	Organizational Regulations of the company as amended (Incorporated by reference to Exhibit 3.1)